UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2016

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way Hayward, CA		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 22, 2016, Aradigm Corporation issued a press release, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

By:	/s/ Nancy Pecota
Nancy Pecota
Chief Financial Officer

Dated: April 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 22, 2016.